PROSPECTUS SUPPLEMENT -- November 21, 2001*

American Express Stock Market Certificate (April 25, 2001) S-6009
American Express Stock Market Certificate (April 25, 2001) S-6038
American Express Stock Market Certificate (April 25, 2001) S-6039
American Express Market Strategy Certificate (April 25, 2001) S-6008 American Express Equity Indexed Savings Certificates (April 25, 2001) S-6034

This Supplement supersedes the Prospectus Supplements dated September 5, 2001 and October 31, 2001

The following information modifies that found in the prospectuses on the cover page and at page 2p regarding maximum return and partial participation minimum interest:

Effective for initial terms beginning on or after November 21, 2001, your maximum return will be between 6.00% and 7.00% and your partial participation minimum interest will be 1.00%.

The following information modifies that found in the American Express Stock Market Certificate prospectuses at page 2p regarding a promotional coupon:

However, if you have received a special promotional coupon and comply with the requirements of the coupon, as described in "Maximum return" in "Interest" under "About the Certificate," then your maximum return for your first term will be between 7% and 8%.


S-6008-12 A (11/01)
Valid until next prospectus update.

*Destroy April 24, 2002